ForeInvestors Choice Variable Annuity

Supplement Dated August 30, 2019 to your

Prospectus dated May 1, 2019

BlackRock Total Return V.I. Fund

On July 29, 2019, the Board of Directors of BlackRock Variable Series Fund II, Inc. approved the appointments of BlackRock International Limited and BlackRock (Singapore) Limited as sub-advisers for the above referenced Fund.

Effective August 27, 2019, the Investment Adviser/Sub-Adviser under BlackRock Variable Series Fund II, Inc. in Appendix C – Fund Data of your prospectus is deleted and replaced as follows for the BlackRock Total Return V.I. Fund – Class III:

Adviser/Sub-Adviser Prior to August 27, 2019	Adviser/Sub-Adviser as of August 27, 2019
BlackRock Advisors, LLC	BlackRock Advisors, LLC
Sub-advised by BlackRock International Limited
and BlackRock (Singapore) Limited

This Supplement Should Be Retained For Future Reference.

FIC-083019-SA